Filed pursuant to Rule 497(e)

File Nos. 002-98772 and 811-04347

GMO TRUST

Supplement dated March 31, 2015 to the

GMO Trust Statement of Additional Information (“SAI”)

dated June 30, 2014, as revised September 15, 2014, as supplemented

Descriptions and Risks of Fund Investments

The first paragraph in the sub-section captioned “Use of Futures and Related Options, Interest Rate Floors, Caps and Collars, Certain Types of Swap Contracts and Related Instruments – Commodity Pool Operator Status” in the section captioned “Descriptions and Risks of Fund Investments” on page 34 of the SAI is replaced with the following:

Each of Alpha Only Fund, Asset Allocation Bond Fund, Benchmark-Free Allocation Fund, Benchmark-Free Bond Fund, Core Plus Bond Fund, Currency Hedged International Bond Fund, Emerging Country Debt Fund, Global Asset Allocation Fund, Global Bond Fund, International Bond Fund, Special Opportunities Fund, and Strategic Opportunities Allocation Fund is a commodity pool under the Commodity Exchange Act (the “CEA”) and GMO is registered as a “commodity pool operator” under the CEA with respect to these funds. As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply to these funds and compliance with the CFTC’s regulatory requirements could increase fund expenses, adversely affecting a fund’s total return.